SCHEDULE 14C INFORMATION


                 Information Statement Pursuant to Section 14(c)
                                                   -------------
                     of the Securities Exchange Act of 1934


                      We Are Not Asking You for a Proxy and
                       You are Requested Not To Send Us a
                        Proxy Check the appropriate box:
                      [] Preliminary Information Statement
                [ ] Confidential, for Use of the Commission Only
                       (as permitted by Rule 14c-5(d)(2))

                      [XX] Definitive Information Statement


 -------------------------------------------------------------------------------
                              SNELLING TRAVEL, INC.

 -------------------------------------------------------------------------------


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.



1)   Title of each class of securities to which transaction applies:

                                                 Common, $.001 par value

2)   Aggregate number of securities to which transaction applies:

                                                 44,225,000 shares
                                                 -----------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is
     calculated and state how it was determined):   NA

4)   Proposed maximum aggregate value of transaction:  NA

5)   Total fee paid:  NA

                                TABLE OF CONTENTS                           Page
--------------------------------------------------------------------------------

NOTICE OF SPECIAL MEETING ................................................   1
INFORMATION CONCERNING VOTING ............................................   2
PROPOSALS YOU MAY VOTE ON ................................................   2
PROPOSAL I-SHARE REVERSAL ................................................   2
PROPOSAL II-CHANGE OF DOMICILE ...........................................   3
SECURITY OWNERSHIP OF MANAGEMENT .........................................   3
EXECUTIVE COMPENSATION ...................................................   4
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934 .....   4
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS ................................   4
OTHER MATTERS ............................................................   4
SIGNATURES ...............................................................   5

                           SNELLING TRAVEL, INC., INC.
                                  -------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

 We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy
 ------------------------------------------------------------------------------

                            To Be Held JULY 25, 2002

     The Special Meeting of the Shareholders of SNELLING TRAVEL, INC., Inc. (the "Company") will be held on July 25, 2002 at 2:00 p.m., local time, at the Office of SNELLING TRAVEL, INC., Inc. at 4636 Village Drive, Fernandina, Florida 32034, for the following purposes:

A. To vote on the Board of Director's recommendation to complete a reverse split of the common shares of the company, whereby each one hundred (100)] shares of the registrant will be exchanged for one (1) share of the company's common .001 par stock; and

B. To authorize the registrant to change its domicile from the State of Colorado to the State of Nevada; and

C. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on June 27, 2002 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Only shareholders of record of the Company's Common Stock at the close of business June 27, 2002 are entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

The number of shares of Common Stock outstanding and entitled to vote at the Special Shareholders' Meeting is 44,225,000. The Company is not asking for a Proxy from any shareholder.

The enclosed Notice of Meeting provides you with detailed information about the meeting. In addition, you may obtain information about SNELLING TRAVEL, INC. from documents filed by SNELLING TRAVEL, INC. with the Securities Exchange Commission, copies of which are available by contacting SNELLING TRAVEL, INC. We encourage you to read this entire document carefully. By Order of the Board of
Directors:

                                                    /s/ Rollins C. Snelling, Jr.
                                                    --------------------------
                                                    Rollins C. Snelling, Jr.
                                                    Chairman
                                                    July 3, 2002

                           SNELLING TRAVEL, INC., INC.
                  4636 Village Drive, Fernandina, Florida 32034

                                -----------------
                            NOTICE OF SPECIAL MEETING
                                -----------------

 We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy
 ------------------------------------------------------------------------------

                                  July 3, 2002

                          INFORMATION CONCERNING VOTING
                                -----------------

General

     The Company is not soliciting proxies; the Board has a sufficient number of votes committed to the approval of Proposal 1 and Proposal 2. Therefore, it is not necessary that the Board solicit proxies from shareholders.

Voting Rights

     The holders of record of Common Stock at the close of business on June 27, 2002 will be entitled to notice and to vote at the Special Meeting. At the close of business on June 27, 2002 the Company had outstanding and entitled to vote 44,225,000 shares of Common Stock.


                                   PROPOSAL 1

                                 SHARE REVERSAL

     The Board of Directors believes that it will be in the best interest of the company if the present issued and outstanding shares be reversed. The Board recommends that each one hundred (100) shares of the company's .001 par common shares be reverse split into one (1) share. As this will be done on a pro rata basis, the relative ownership of each shareholder will not be diluted.


                        THE BOARD OF DIRECTORS RECOMMENDS
                          A VOTE IN FAVOR OF PROPOSAL 1

                                   PROPOSAL 2

                      CHANGE IN THE COMPANY'S DOMICILE FROM
                               COLORADO TO NEVADA

     The Board of Directors has determined that it will be in the best interest of the Company to change its domicile from Colorado to Nevada. A Nevada domicile will allow the company to take advantage of various advantageous tax matters. Additionally, the costs associated with a Nevada domicile are less than in Colorado. The Board also believes that the laws of the state of Nevada are more conducive to the corporate structure of the company.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.



                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of June 27, 2002, by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

     Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 44,225,000 shares outstanding on June 27, 2002, adjusted as required by rules promulgated by the Securities and Exchange Commission.

                    ----------------------------------------
                                       Amount and Nature
                                        of Beneficial
                 Name of Beneficial        Ownership
Title of Class         Owner                                 Percent of Class
--------------   ------------------    -----------------    ----------------
Common Stock     Brian Mallon                 14,500,000          32.7%
--------------   ------------------    -----------------    ----------------
Common Stock     Rollins Snelling (1)         14,500,000          32.7%
--------------   ------------------    -----------------    ----------------

--------
(1) Mr. Snelling is the President and a Director of the registrant.

                             EXECUTIVE COMPENSATION

     Rollins C. Snelling, Jr. is the President and a Director of the registrant and he currently receives no salary or other benefits. Gregory J. Simonds is vice president and a Director of the company and received no salary or other benefits. Additionally the company does not expect to pay any compensation to its officers or directors in the foreseeable future.


          DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS;
                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Rollins C. Snelling, Jr., age 55, is the President and director of the company. Mr. Snelling had been with the company since its inception. Mr. Snelling owns or controls 14,500,000 shares of the registrant.

     Gregory J. Simonds, age 51 is an officer and director of the company. He owns no shares of the company.

     Brian T. Mallon is not an officer or director of the company. Mr. Mallon owns 32.7% of the issued and outstanding shares of the registrant.

     Based upon a review of forms submitted to the registrant, neither Mr. Snelling nor Mr. Mallon has timely filed all reports required to be filed pursuant to Section 16(a) of the Exchange Act.


          Delivery of Documents to Security Holders Sharing an Address

     Each security holder will be sent a copy of this information statement, even if sharing an address with another security holder.


                                  OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the Directors to recommend to the shareholders present to vote on such matters in accordance with their best judgment.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SNELLING TRAVEL, INC.
Date:  July 3, 2002
       ------------

                                          By: /s/ Rollins C. Snelling Jr.,
                                              ----------------------------------
                                              Rollins C. Snelling, Jr., Chairman